^
                          	 Diamond Hill
                                 ------------
                                 Investments


FOR IMMEDIATE RELEASE:
					Investor Contact:
					James F. Laird-Chief Financial Officer
					614-255-3353 (jlaird@diamond-hill.com)

DIAMOND HILL INVESTMENT GROUP, INC.
REPORTS RESULTS FOR THIRD QUARTER 2011 AND ANNOUNCES SPECIAL DIVIDEND

	Columbus, Ohio - October 28, 2011 - Diamond Hill Investment Group, Inc. (NASDAQ:DHIL) today reported unaudited results for the quarter ended September 30, 2011 as summarized below. The limited information that follows in this release is not adequate for making an informed investment judgment, therefore we urge investors to read our Form 10-Q. Whenever possible, we will post our report on a Friday afternoon so that investors have a maximum amount of time to digest the information contained therein.

					     Three Months Ended September 30,
			                    2011	     2010	Change
Revenue				        $15,369,873	 $14,043,000	  9%
    Net operating income		  5,443,571	   4,199,030	 30%
    Operating margin		     	    35%	     	     30%
Investment return			 (1,309,169)	   1,169,916
Net income 		 		  2,539,228	   3,438,406    -26%
Earnings per share - diluted		   $0.84	    $1.24	-32%


					     Nine Months Ended September 30,
			                    2011	     2010	Change
Revenue				        $48,647,144	 $41,188,144	 18%
    Net operating income		 16,743,155	  12,229,548 	 37%
    Operating margin		     	    34%	     	     30%
Investment return			  (848,026)	     231,130
Net income 		 		  9,899,851	   7,938,585	 25%
Earnings per share - diluted		   $3.37	    $2.88	 17%

			  			    As Of
                              September 30, 	 December 31, 	 September 30,
				   2011		    2010	      2010
Assets under management
  (millions)		  	   $7,719	      $8,623	       $7,080
Book value per share (a)	   $ 9.17 	      $ 2.68 	        $0.82
Total outstanding shares	2,995,235 	   2,795,683 	    2,789,507

(a) - A $13 per share special dividend was paid in December 2010.

					     Change in Assets Under Management
					  For the Three Months Ended September 30,
(in millions)						2011		2010
AUM at beginning of the period		       	       $9,186	       $6,482
Net cash inflows (outflows)
	mutual funds	 				 (93)	         (25)
	sub-advised mutual funds			 (37)		  (1)
	separate accounts	 		  	 (29) 	 	   95
	private investment funds	 	 	  -	 	  (8)
		 				  	(159) 	 	   61
Net market appreciation (depreciation) and income     (1,308) 	 	  537
Increase (decrease) during the period		      (1,467)	 	  598
AUM at end of the period		 	       $7,719 	       $7,080

					      Change in Assets Under Management
					    For the Nine Months Ended September 30,
(in millions)						2011		2010
AUM at beginning of the period		       	       $8,623 	       $6,283
Net cash inflows (outflows)
	mutual funds	 				 (91)	          415
	sub-advised mutual funds			   40		  (2)
	separate accounts	 		  	    5 	 	  387
	private investment funds	 	 	 (20)	 	  (9)
		 				  	 (66) 	 	  791
Net market appreciation (depreciation) and income	(838) 	 	    6
Increase (decrease) during the period		 	(904) 	 	  797
AUM at end of the period		 	       $7,719 	       $7,080


Special Dividend
Diamond Hill Investment Group, Inc. also announced a special dividend to be declared on or around December 1, 2011. The Company anticipates that its board of directors will approve a dividend of $5.00 per share to be paid prior to December 31, 2011. It is also expected that the dividend will be characterized as qualified dividend income and that no portion of the dividend will represent a return of capital. Previous dividends declared by the Company included a substantial return of capital; however, the board decided not to return any capital in 2011. In determining the final amount of the dividend the Company will consider fourth quarter operating results, 2012 capital requirements, and a desire to not make a return of capital distribution.

About Diamond Hill:
Diamond Hill is an independent investment management firm with significant employee ownership and $7.7 billion in assets under management as of September 30, 2011. The firm provides investment management services to institutions and individuals through mutual funds, institutional separate accounts, and private investment funds. Diamond Hill's entire investment team shares the same intrinsic value investment philosophy focused on absolute returns, and the firm's interests are firmly aligned with its clients through significant investment in its strategies. For more information on Diamond Hill, visit www.diamond-hill.com.

Use of Supplemental Data as Non-GAAP Performance Measure
Net Operating Income After Tax

As supplemental information, we are providing performance measures that are based on methodologies other than generally accepted accounting principles ("non-GAAP") for "Net Operating Income After Tax" that management uses as benchmarks in evaluating and comparing the period-to-period operating performance of Diamond Hill Investment Group, Inc. (the "Company") and its subsidiaries.

The Company defines "net operating income after tax" as the Company's net operating income less income tax provision excluding investment return and the tax impact related to the investment return. The Company believes that "net operating income after tax" provides a good representation of the Company's operating performance, as it excludes the impact of investment return on financial results. The amount of the investment portfolio and market fluctuations on the investments can change significantly from one period to another, which can distort the underlying earnings potential of a company. We also believe "net operating income after tax" is an important metric in estimating the value of an asset management business. This non-GAAP measure is provided in addition to net income and net operating income and is not a substitute for net income or net operating income and may not be comparable to non-GAAP performance measures of other companies.


		 			  Three Months Ended September 30,
(in thousands, except per share data)		   2011		  2010
Net operating income, GAAP basis 		  $5,444     	 $4,199
Non-GAAP adjustments:
  Tax provision excluding impact
    of investment return 		 	   2,100 	  1,510
Net operating income after tax,
  non-GAAP basis 	 			   3,344	  2,689

Net operating income after tax per
  diluted share, non-GAAP basis    		   $1.11	  $0.97


		 			    Nine Months Ended September 30,
(in thousands, except per share data)		   2011		  2010
Net operating income, GAAP basis 		 $16,743     	$12,230
Non-GAAP adjustments:
  Tax provision excluding impact
    of investment return 		 	   6,315 	  4,438
Net operating income after tax,
  non-GAAP basis 	 			  10,428	  7,792

Net operating income after tax per
  diluted share, non-GAAP basis    		   $3.55	  $2.82

The tax provision excluding impact of investment return is calculated by applying the tax rate from the actual tax provision to net operating income.

The Company's management does not promote that investors consider the above non-GAAP financial measures alone, or as a substitute for, financial information prepared in accordance with GAAP.

                  -------------------------------------

Throughout this press release, the Company may make forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, relating to such matters as anticipated operating results, prospects for achieving the critical threshold of assets under management, technology developments,economic trends (including interest rates and market volatility), expected transactions and acquisitions and similar matters. The words "believe," "expect," "anticipate," "estimate,"
"should," "hope," "seek," "plan," "intend" and similar expressions identify forward-looking statements that speak only as of the date thereof. While the Company believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and accordingly, the actual results and experiences of the Company could differ materially from the anticipated results or other expectations expressed by the Company in its forward-looking statements. Factors that could cause such actual results or experiences to differ from results discussed in the forward-looking statements include, but are not limited to: the adverse effect from a decline in the securities markets; a decline in the performance of the Company's products; changes in interest rates; a general or prolonged downturn in the economy; changes in government policy and regulation, including monetary policy; changes in the Company's ability to attract or retain key employees; unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulatory organizations; and other risks identified from time-to-time in the Company's other public documents on file with the U.S. Securities and Exchange Commission.

					###

            325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215
                         614-255-3333  info@diamond-hill.com